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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - June 14, 1995



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)





    Pennsylvania                         1-7410                  25-1233834
(State or other jurisdiction          (Commission             (I.R.S.Employer
      of incorporation)               File Number)          Identification No.)




                               One Mellon Bank Center
                                   500 Grant Street
                             Pittsburgh, Pennsylvania                  15258
                        (Address of principal executive offices)     (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith and incorporated by reference into Registration Statement No. 33-55226 pertaining to certain debt securities of Mellon Financial Company and the related guarantees of the Registrant.

Exhibit
Number      Description
1.5         Underwriting Agreement dated as of June 14, 1995
            between Mellon Financial Company (the "Company"), Mellon Bank
            Corporation (the "Corporation") and Lehman Brothers Inc. and
            NationsBanc Capital Markets, Inc., relating to the issuance and sale of $200,000,000 aggregate principal amount of the Company's
            6.30% Senior Notes due June 1, 2000 and the related guarantees of the Corporation, together with the Mellon Financial Company
            Underwriting Agreement Standard Provisions (Debt) dated June 14,
            1995.

4.8         Form of  6.30% Senior Note due June 1, 2000.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MELLON BANK CORPORATION



Date:  June 21, 1995                By:   JAMES M. GOCKLEY
                                          James M. Gockley
                                          Assistant General Counsel &
                                          Secretary

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                                 EXHIBIT INDEX



Number     Description                            Method of Filing
1.5        Underwriting Agreement dated
           as of June 14, 1995 and Standard
           Provisions (Debt) dated June 14,
           1995                                   Filed herewith

4.8        Form of 6.30% Senior Note
           due June 1, 2000                       Filed herewith